UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported):
August 14, 2006
F5 Networks, Inc.

(Exact name of registrant as specified in its charter)

Washington	000-26041	91-1714307
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
401 Elliott Avenue West
Seattle, WA 98119

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code	(206) 272-5555
Not Applicable

Former name or former address, if changed since last report
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.
On August 14, 2006, F5 Networks, Inc. (the “Company”) received a written Staff Determination notice from The Nasdaq Stock Market (“Nasdaq”) stating that the Company is not in compliance with Nasdaq’s Marketplace Rule 4310(c)(14) because the Company has not timely filed its Quarterly Report on Form 10-Q for the quarter ended June 30, 2006, and that its securities are, therefore, subject to delisting from The Nasdaq Global Market. The Company issued a press release on August 15, 2006 disclosing its receipt of this notice from Nasdaq. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.
As previously disclosed, on July 20, 2006, the Company announced that its filing of its Form 10-Q for the quarter ended June 30, 2006 would likely be delayed to allow for completion of an ongoing review of the Company’s practices related to granting of stock options and related matters by a special committee of the board of directors of the Company. On August 9, 2006, the Company filed a Notification of Late Filing on Form 12b-25 (the “Form 12b-25”) with the Securities and Exchange Commission relating to the late filing of its Form 10-Q for the quarter ended June 30, 2006. The information in the Form 12b-25 is incorporated by reference herein.
The Company intends to request a hearing before a Nasdaq Listing Qualifications Panel to review the Staff Determination notice. Delisting will be stayed pending a decision by the hearing panel. There can be no assurance that the hearing panel will grant the Company’s request for continued listing.
Item 9.01 Financial Statements and Exhibits
(d)    Exhibits:
99.1     Press Release of F5 Networks, Inc. dated August 15, 2006 announcing receipt of Staff Determination notice from The Nasdaq Stock Market.
Forward-Looking Statements: This Form 8-K contains statements that are forward-looking in nature, including statements about the status of the listing of the Company securities on The Nasdaq Global Market. These statements are just predictions and involve risks and uncertainties, such that actual results may differ significantly. These risks include, but are not limited to, the possibility that Nasdaq may deny the Company’s requests, and as a result, delist the Company’s common stock; and in the event that the Company is successful in obtaining its requests from Nasdaq, the Company may still not be able to file the requisite periodic reports on a timely basis or otherwise comply with the Nasdaq listing requirements, which may also result in the delisting of the Company’s common stock. More information about potential risk factors that could affect the Company’s business and financial results is included in the Company’s annual report on Form 10-K for the fiscal year ended September 30, 2005, and other public filings with the Securities and Exchange Commission.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

F5 NETWORKS, INC. (Registrant)
Date: August 16, 2006	By:	/s/ John McAdam
John McAdam
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release of F5 Networks, Inc. dated August 15, 2006 announcing receipt of Staff Determination notice from The Nasdaq Stock Market.